INTERCREDITOR AGREEMENT

         THIS INTERCREDITOR AGREEMENT (the "AGREEMENT"), dated as of March 21, 1996, is made by and among:

         CAPITAL FACTORS, INC., a Florida corporation (the "COMPANY");

         FLEET CAPITAL CORPORATION, a Connecticut corporation ("FLEET");

         CF FUNDING CORP., a Delaware corporation ("CF FUNDING"); and

         BANKERS TRUST COMPANY, as Trustee for the benefit of the Certificateholders from time to time (the "TRUSTEE").

                                    RECITALS

         WHEREAS, CF Funding, as buyer, and the Company, as seller, have entered into a Contribution and Sale Agreement dated as of June 1, 1994 (as modified, supplemented and in effect from time to time, (the "CONTRIBUTION AND SALE AGREEMENT");

         WHEREAS, CF Funding, as transferor, the Company, as servicer, and the Trustee have entered into a POOLING AND SERVICING AGREEMENT dated as of June 1, 1994 (as modified, "Servicing Agreement"), a Series 1994-1 Supplement dated as of June 1, 1994 (as modified, supplemented and in effect from time to time, (the "SERIES 1994-1 SUPPLEMENT"), a Series 1994-2 Supplement dated as of December 1, 1994 (as modified, supplemented and in effect from time to time, (the "SERIES 1994-2 SUPPLEMENT"), and a Series 1995-1 Supplement dated as of June 1, 1995 (as modified, supplemented and in effect from time to time, (the "SERIES 1995-1 SUPPLEMENT"), and together with the Series 1994-2 Supplement, Series 1994-1 Supplement, any other Series Supplement hereafter entered into, Pooling and Servicing Agreement and Contribution and Sale Agreement, (the "SECURITIZATION DOCUMENTS");

         WHEREAS, pursuant to and in accordance with the Securitization Documents, the Company has sold, assigned, transferred and conveyed to CF Funding, and granted to CF Funding security interests in (and does so from time to time), and CF Funding has assigned, transferred and conveyed to the Trustee, and granted to the Trustee security interests in (and does so from time to time), all of the Company's right, title and interest in, to and under the Trust Advances existing from time to time together with the related Trust Receivables, Trust Related Property, Trust Collections and other Proceeds with respect thereto (each such term is as hereinafter defined);

         WHEREAS, the Company desires to enter into a Loan and Security Agreement dated as of March 4, 1996 with Fleet (as modified, supplemented and in effect from time to time, the "LOAN AND SECURITY AGREEMENT");


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         WHEREAS, pursuant to and in accordance with the Loan and Security
Agreement, the Company will grant to Fleet security interests in the Fleet Collateral (as defined in the Loan and Security Agreement);

         WHEREAS, pursuant to Section 3.01(i)(F) of the Pooling and Servicing Agreement, the Company has requested that the Trustee enter into this Agreement, and the Trustee has been directed and authorized by the required number of Certificateholders to enter into an agreement in the form and substance of this Agreement;

         WHEREAS, the Company, Fleet, CF Funding and the Trustee have agreed to join as parties to this Agreement to confirm the respective interests of the foregoing in certain of the Company's assets; and

         WHEREAS, all requirements and conditions prescribed by law for the validity of this Agreement as a binding and legal instrument have been satisfied and fulfilled and the execution and delivery of this Agreement have been duly authorized by the parties hereto;

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein, the following terms shall have the following meanings (all terms defined in this Section 1.1 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

                  "BANKRUPTCY CODE" shall mean title 11, United States Code, as amended from time to time, and any successor statute thereto.

                  "BUSINESS DAY" shall have the meaning ascribed to such term in the Securitization Documents.

                  "CERTIFICATEHOLDERS" shall have the meaning ascribed to such term in the Securitization Documents.

                  "CONFIRMATION LETTER" shall mean a letter from Deloitte substantially in the form of Exhibit E hereto.

                  "CONTRIBUTION AND SALE AGREEMENT" is defined in the recitals of this Agreement.

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                  "DELOITTE" shall mean Deloitte & Touche, LLP or any successor thereto or any other Independent Public Accountant selected by the Company.

                  "FLEET COLLATERAL" shall have the meaning ascribed to the term "Collateral" in the Loan and Security Agreement, except that the term "Fleet Collateral" as used herein does not include any Trust Property.

                  "FLEET DEPOSIT ACCOUNTS" shall mean any of the Company's demand, time, savings, passbook, money market or other depository accounts, and any certificates of deposits, maintained by the Company with any bank, savings and loan association, credit union or other depository institution, but excluding all Trust Deposit Accounts and Trust Lock-Box Accounts.

                  "FLEET DOCUMENTS" shall mean the Loan and Security Agreement, the Fleet Financing Statements, the Fleet Security Documents, and any other document or instrument entered into or executed in connection with the transactions contemplated with any of the foregoing.

                  "FLEET DOMINION ACCOUNT" shall mean a special account of Fleet established by the Company pursuant to Section 6.2.5 of the Loan and Security Agreement that is not a Trust Deposit Account or Trust Lock-Box Account.

                  "FLEET FINANCING STATEMENTS" shall mean the UCC-1 financing statements naming the Company as debtor and Fleet as secured party filed to perfect the security interests granted by the Company to Fleet under the Loan and Security Agreement.

                  "FLEET LOCK-BOX" shall mean any lockbox arrangement established pursuant to Section 6.2.5 of the Loan and Security Agreement, except that in no event shall "Fleet Lock-Box" include any Trust Post Office Box or Trust Lock-Box Account.

                  "FLEET SECURITY DOCUMENTS" shall have the meaning ascribed to the term "Security Documents" in the Loan and Security Agreement.

                  "GOVERNMENTAL AUTHORITY" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "INDEPENDENT PUBLIC ACCOUNTANTS" shall have the meaning ascribed to such term in the Securitization Documents.

                  "LIEN" shall mean, in respect of the property of any Person, any ownership interest of any other Person, any mortgage, filing of any financing statement, charge or other encumbrance or security arrangement of any nature whatsoever, and any assignment, deposit arrangement, consignment or lease intended as, or having the effect of, security.

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                  "PERSON" shall mean an individual, corporation, partnership
(general or limited), trust, business trust, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity of whatever nature.

                  "POOLING AND SERVICING AGREEMENT" is defined in the recitals of this Agreement.

                  "PROCEEDS" shall mean "proceeds" as defined in the UCC.

                  "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "RATING AGENCIES" shall have the meaning ascribed to such term in the Securitization Documents.

                  "RELEASE" shall mean a release substantially in the form of Exhibit D hereto.

                  "REVOLVER LOAN" shall have the meaning ascribed to such term in the Loan and Security Agreement.

                  "SECURITIZATION DOCUMENTS" is defined in the recitals of this Agreement.

                  "SERIES ACCOUNT" shall have the meaning ascribed to such term in the Securitization Documents.

                  "SERVICER" shall mean the Company, or any Person other than the Company which upon the termination of the Company as the Servicer succeeds to the functions performed by the Company as the Servicer of the Trust Advances and related Trust Receivables pursuant to the Pooling and Servicing Agreement.

                  "TRUST ADDITIONAL ACCOUNT" shall have the meaning ascribed to the term "Additional Account" in the Securitization Documents.

                  "TRUST ADVANCE" shall have the meaning ascribed to the term "Advance" in the Securitization Documents.

                  "TRUST ASSETS" shall have the meaning ascribed to such term in the Securitization Documents.

                  "TRUST COLLECTIONS" shall have the meaning ascribed to the term "Collections" in the Securitization Documents, whether received by the Servicer, the Company or any other Person.

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                  "TRUST DEPOSIT ACCOUNTS" shall mean (i) the bank accounts
identified on Exhibit C hereto, including all sub-accounts thereof and (ii) each other Series Account that may be established from time to time pursuant to the Pooling and Servicing Agreement.

                  "TRUST DESIGNATED ACCOUNTS" shall have the meaning ascribed to the term "Designated Accounts" in the Securitization Documents.

                  "TRUST FINANCING STATEMENT" shall mean the UCC financing statement filed at any time and from time to time to perfect the ownership interest or security interest transferred or granted pursuant to the Contribution and Sale Agreement and Pooling and Servicing Agreement.

                  "TRUST LOCK-BOX ACCOUNT" shall mean each lock-box account established pursuant to Section 3.01 (i) (A) of the Pooling and Servicing Agreement, including without limitation the account identified on Exhibit C hereto.

                  "TRUST POST OFFICE BOX" shall mean each post office box established pursuant to Section 3.01 (i) (A) of the Pooling and Servicing Agreement, including without limitation the post office box identified on Exhibit C hereto.

                  "TRUST PROPERTY" shall mean all Trust Assets, Trust Post Office Boxes (and all Property therein), Trust Lock-Box Accounts (and all Property therein) and in each case all balances and investments therein and Proceeds thereof, whether now existing or hereafter arising and wherever located.

                  "TRUST RECEIVABLE" shall have the meaning ascribed to the term "Receivable" in the Securitization Documents.

                  "TRUST RELATED PROPERTY" shall have the meaning ascribed to the term "Related Property" in the Securitization Documents.

                  "TRUST REMOVED ACCOUNTS" shall have the meaning ascribed to the term "Removed Accounts" in the Securitization Documents.

                  "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified or applicable jurisdiction.

                  The Trustee is not a party to certain of the documents defined herein. The rights, duties and obligations of the Trustee hereunder shall not be affected by any amendments to such documents unless the Trustee shall have been specifically advised of such amendment and no such amendment shall adversely affect the Trustee's rights, duties or obligations without the consent of the Trustee thereto.

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                                   ARTICLE II
                           INTERCREDITOR ARRANGEMENTS

         Section 2.1       MUTUAL STIPULATIONS.

                  (a) CF Funding represents and warrants to Fleet, and stipulates with Fleet, that Exhibit A hereto is a true and complete copy of the amended, supplemented and modified SCHEDULE 1 to the Pooling and Servicing Agreement listing all Trust Designated Accounts as of the date hereto, as such
SCHEDULE 1 is in effect on the date hereof. The Trustee represents and warrants to Fleet, and stipulates with Fleet, that Exhibit A hereto is a true and complete copy of the amended, supplemented and modified SCHEDULE 1 to the Pooling and Servicing Agreement, as such SCHEDULE 1 is on deposit with the Trustee on the date hereof. Notwithstanding anything to the contrary in the Fleet Document, Fleet shall have no interest in or Lien upon any Trust Property derived from or relating to any of the Trust Designated Accounts identified on Exhibit A hereto.

                  (b) Fleet hereby represents and warrants to each of the Company, CF Funding and Trustee, and stipulates with the Company, CF Funding and the Trustee, that the Fleet Collateral in existence on the date hereto consists exclusively of rights to the payment of money owing to the Company by the Fleet Designated Obligors identified on Exhibit B hereto, rights, remedies and certain other Property of the Company related thereto, equipment of the Company other than equipment of the Company used to service Trust Property, the Fleet Deposit Accounts, and Proceeds and products of all of the foregoing. Notwithstanding anything to the contrary in the Trust Financing Statements or the Securitization Documents, the Trustee shall have no interest in or Lien upon any rights to the payment of money owing to the Company by the Fleet Designated Obligors identified on Exhibit B hereto or any Proceeds thereof. Without limiting the applicable covenants, representations and warranties of the Company and its affiliates in the Fleet Documents, CF Funding shall not cause any Fleet Designated Obligor identified as such on Exhibit B hereto to become a Trust Designated Account at any time, regardless of whether such Fleet Designated Obligor ceases to be a "Designated Obligor" under the Loan Security Agreement, unless CF Funding shall first deliver to the Trustee a Release with respect thereto executed by Fleet; such requirement that CF Funding deliver a Release shall not apply any Fleet Designated Obligor not so identified on Exhibit B as of the date hereof.

         Section 2.2       SCHEDULE 1.

                  (a) Upon request of Fleet or CF Funding, the Trustee shall deliver to Fleet and Deloitte, but to Fleet only after receipt by the Trustee of a Confirmation Letter with respect thereto pursuant to Section 2.2 (b), in accordance with Section 4.10 hereof, a true and complete copy of the amended, supplemented and modified SCHEDULE 1 to the Pooling and Servicing Agreement than in the Trustee's possession, provided that Fleet shall not so request more often than once per calendar month and provided further that CF Funding shall not so request other than in connection with an amendment, supplement or modification of such SCHEDULE 1. CF

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Funding shall make such a request each time such SCHEDULE 1 is amended, supplemented or modified under the Securitization Documents.

                  (b) CF Funding shall deliver or cause to be delivered to Deloitte and Fleet in accordance with Section 4.10 hereof a true and complete copy of the amended, supplemented and modified SCHEDULE 1 to the Pooling and Servicing Agreement simultaneously with or promptly after delivering to the Trustee any amendment, supplement or modification thereof. CF Funding shall cause Deloitte to agree the copies of SCHEDULE 1 received by Deloitte from the Trustee and CF Funding; reconcile such copies to Exhibit A hereto or the most recent prior SCHEDULE 1 received by Deloitte from the Trustee (whichever is dated later); and deliver a Confirmation Letter in connection therewith to CF Funding and the Trustee within five Business Days after CF Funding shall have delivered such amendment, supplement or modification to the Trustee. CF Funding and the Trustee shall promptly give notice to Fleet, the Certificateholders and the Rating Agencies of any disagreement noted in a Confirmation Letter and CF Funding shall promptly give notice to Fleet, the Trustee and the Rating Agencies of any disagreement between Deloitte's reconciliation and information in the possession of CF Funding relating to Trust Additional Accounts that have been designated and Trust Removed Accounts that have been removed under the Securitization Documents. CF Funding shall promptly reconcile any such disagreement with the Trustee and the Trustee shall cooperate with CF Funding and Deloitte in such reconciliation.

         Section 2.3 INTEREST IN NON-TRUST PROPERTY. Each of CF Funding and the Trustee hereby acknowledges and agrees that, notwithstanding anything to the contrary in the Trust Financing Statements or the Securitization Documents, it shall have no interest in or Lien upon any Property of the Company that is not Trust Property. Nothing herein shall be deemed to preclude the Trustee from obtaining a judgment or other judicial lien upon any Property of the Company, provided that if any Property upon which any such lien is obtained constitutes Fleet Collateral, then such lien (notwithstanding any priority that might otherwise govern under applicable law) shall be subordinate and inferior to the security interest of Fleet in such Fleet Collateral, and such lien shall not be enforced against any Fleet Collateral until all Obligations (as defined in the Fleet Documents) have been paid in full and all commitments to lend under the Fleet Documents have terminated. Fleet shall promptly inform the Trustee upon its written request as to whether or not any particular Property of the Company constitutes Fleet Collateral and whether or not such Obligations have been paid in full and such commitments have terminated. Each of CF Funding and the Trustee hereby further acknowledges and agrees that it shall have no Lien on or any interest in any Fleet Lock-Box or Fleet Dominion Account, nor any Lien on any monies or other Property therein constituting Fleet Collateral or Proceeds of Fleet Collateral, whether contained in any Fleet Lock-Box, Fleet Dominion Account or Fleet Deposit Account.

         Section 2.4 INTEREST IN TRUST PROPERTY. Fleet hereby acknowledges and agrees that, notwithstanding anything to the contrary in the Fleet Documents, it shall have no interest in or Lien upon any Property that is Trust Property or any equipment of the Company so long as such equipment is used to service any such Trust Property. Fleet hereby further acknowledges and

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agrees that it shall have no lien upon or any interest in any Trust Post Office
Box, Trust Lock-Box Account or Trust Deposit Account, nor any Lien on any monies or other Property therein constituting Trust Collections or Proceeds of any Trust Advance, related Trust Receivable, Trust Related Property or other Trust Asset, whether contained in any Trust Post Office Box, Trust Lock-Box Account, Trust Deposit Account or otherwise.

         Section 2.5 BANKRUPTCY ISSUES. This Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any case of the Company under the Bankruptcy Code and all references herein to the Company shall be deemed to apply to the Company as a debtor-in-possession and to any trustee in bankruptcy for the estate of the Company.

                                   ARTICLE III
                                 REPRESENTATIONS

         Section 3.1 REPRESENTATIONS BY THE COMPANY. The Company represents and warrants, and acknowledges, that the other parties hereto have relied on the truth and accuracy on and as of the date hereof the following representations and warranties.

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all power, corporate or otherwise, to execute and deliver, and to perform all of its obligations under, this Agreement;

                  (b) There are no judicial or administrative actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened against or involving the validity or enforceability of this Agreement; and

                  (c) No consent of any other Person (including, without limitation, stockholders or creditors of the Company), and no approval, consent or withholding of objection on the part of any Governmental Authority, is necessary in connection with the execution, delivery and performance by the Company of this Agreement.

         Section 3.2 REPRESENTATION BY THE TRUSTEE. The Trustee represents and warrants to the other parties hereto that the Trustee has been directed and authorized by the required number of Certificateholder to enter into an agreement in the form and substance of this Agreement.

         Section 3.3 REPRESENTATIONS BY ALL PARTIES. Each party to this Agreement hereby represents that (a) it has been authorized by all necessary corporate action to enter into and perform this Agreement, and (b) this Agreement has been duly executed and delivered by appropriate officers of such party and constitutes the legal, valid and binding agreement of such party enforceable in accordance with its terms, subject to bankruptcy, insolvency or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

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                                   ARTICLE IV
                                  MISCELLANEOUS

         Section 4.1 SUCCESSORS AND ASSIGNS. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto and their respective successors, transferees and assigns, whether so expressed or not.

         Section 4.2 SURVIVAL OF COVENANTS AND REPRESENTATIONS. All covenants, representations and warranties made by each of the parties hereto shall survive the execution and delivery of this Agreement.

         Section 4.3 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 4.4 FURTHER ASSURANCES. Each of the Company, CF Funding, the Trustee and Fleet agrees promptly to execute and deliver such further documents and do such other acts and things as any party hereto may reasonably request from time to time in order to more fully effect the purposes of this Agreement; provided, however, that the Trustee shall not be obligated to do any such act or thing not expressly set forth herein which may not be effectuated without the consent of Certificateholders unless such consent shall have been obtained.

         Section 4.5 HEADINGS. Section headings used in this Agreement are for convenience of reference only and are not part of this instrument for any other purpose.

         Section 4.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         Section 4.7 SEVERABILITY. Should any part of this Agreement for any reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any remaining portion of this Agreement.

         Section 4.8 AMENDMENTS AND MODIFICATIONS. Neither this Agreement nor any term hereof may be amended, modified, discharged or revoked except by a writing signed by the Company, CF Funding, Fleet, the Trustee and the Majority Certificateholders under, and as defined in, the Securitization Documents.

         Section 4.9 NO ADDITIONAL RIGHTS. Nothing in this Agreement shall authorize the Company to convey any Trust Property to Fleet or any other Person in violation of the provisions of the Securitization Documents or to convey any Fleet Collateral to CF Funding, the Trustee or any other Person in violation of the provisions of the Loan and Security Agreement or be construed to confer additional rights upon the Company.

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         Section 4.10 DELIVERY OF SCHEDULE 1. The material required to be delivered to Fleet or Deloitte by the Trustee or CF Funding pursuant to Section
2.2. hereof shall be deemed to have been duly given (i) if personally delivered,
(ii) if sent by facsimile transmission, or (iii) the next day after dispatch by overnight courier to Fleet at: Fleet Capital Corporation, 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339, Attention: Loan Administration Manager, Facsimile No.: (404) 859-2483, or to Deloitte at: Deloitte & Touche LLP, 100 Southeast 2nd Street, Miami, Florida 33131-2135, Attention: Mr. Marvin Lando, Facsimile No.: 305-372- 3165, or at such other address as shall be designated by the applicable party in a written notice to the Trustee.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                    CAPITAL FACTORS, INC.

                                    By: /s/ JOHN W. KIEFER
                                        ----------------------------------------
                                        Name:       John W. Kiefer
                                        Title:      President

                                    FLEET CAPITAL CORPORATION

                                    By: /s/ JERRY L. JANSON
                                        ----------------------------------------
                                        Name:       Jerry L. Janson
                                        Title:      Vice President

                                    CF FUNDING CORP.

                                    By: /s/ JOHN W. KIEFER
                                        ----------------------------------------
                                        Name:       John W. Kiefer
                                        Title:      President

                                    BANKERS TRUST COMPANY, as Trustee

                                    By: /s/ LINDA A. RAKOTTA
                                        ----------------------------------------
                                        Name:       Linda A. Rakotta
                                        Title:      Vice President

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